Exhibit 10.1

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

OFFICER’S EMPLOYMENT	DIENSTVERTRAG
AGREEMENT	für VORSTANDSMITGLIEDER

The following officer’s Employment Agreement is concluded between	Folgender Anstellungsvertrag wird geschlossen zwischen

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Ulrich Dopfer

1710 Bucks Club Dr.

Alpharetta, GA 30005

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Term of Agreement	1. Dauer des Vertrages

1.1  Mr. Ulrich Dopfer was appointed Chief Financial Officer of the Company by resolution of the Supervisory Board of December 31, 2014, effective as of January 01, 2015, and limited in time until December 31, 2015.

1.1 Herr Ulrich Dopfer ist durch Beschluss des Aufsichtsrates vom 31. Dezember 2014 mit Wirkung zum 01. Januar 2015 und befristet bis zum 31. Dezember 2015 zum Vorstandsmitglied bestellt worden.

1.2 An Officer’s Employment Agreement is concluded with the Officer for the term of his appointment, starting January 01, 2015.	1.2 Mit dem Vorstandsmitglied wird für die Dauer seiner Bestellung ein Dienstvertrag geschlossen, beginnend mit dem 01. Januar 2015.

1.3  The Officer’s Employment Agreement is concluded for a period of 12 months. It will end with the expiration of December 31, 2015, unless prolonged by mutual agreement of the parties. No formal declaration of the contracting parties will be required.

1.3  Der Dienstvertrag wird auf die Dauer von 12 Monaten geschlossen. Er endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2015, sofern er nicht einvernehmlich verlängert wird.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

2. Duties, Responsibility	2. Aufgaben, Zuständigkeit

2.1 The Officer’s duties and responsibilities are listed in the Schedule of Responsibility.	2.1 Die Aufgaben und die Zuständigkeit des Vorstandsmitgliedes ergeben sich aus dem Geschäftsverteilungsplan.

2.2 The Supervisory Board may change the Schedule of Responsibility and reorganize the Officer’s responsibilities.	2.2 Der Aufsichtsrat kann den Geschäftsverteilungsplan ändern und den Aufgabenbereich des Vorstandsmitgliedes neu ordnen.

2.3  For the performance of his duties, the Officer will be subject to applicable law, the articles of incorporation (in particular regarding the provisions for activities requiring prior consent), the Rules of Procedure of the Management Board, and the resolutions of the Supervisory Board.

2.3  Das Vorstandsmitglied hat bei Erfüllung seiner Aufgaben die geltenden Gesetze, die Satzung (insbesondere die Bestimmungen über zustimmungspflichtige Geschäfte), die Geschäftsordnung des Vorstandes sowie die Beschlüsse des Aufsichtsrates zu beachten.

2.4 The Officer will cooperate with the other corporate bodies of the Company and the employee representatives in the best interest of the Company.	2.4 Das Vorstandsmitglied arbeitet mit den anderen Organen der Gesellschaft und der Vertretung der Belegschaft zum Wohle des Unternehmens zusammen.

2.5 In the best interest of the Company, the Officer shall execute his office with the care and diligence of a prudent businessman.	2.5 Das Vorstandsmitglied hat sein Amt im Interesse und zum Wohle der Gesellschaft mit der Sorgfalt eines ordentlichen Kaufmannes zu führen.

3. Remuneration	3. Vergütung

3.1 As remuneration for his activities, the Officer shall receive a fixed yearly salary in the amount of USD 256.000, payable in twenty-four equal half-monthly instalments at the end of each month.	3.1 Das Vorstandsmitglied erhält als Vergütung ein festes Jahresgehalt von USD 256.000, das in vierundzwanzig gleichen halbmonatlichen Teilbeträgen zum Monatsultimo ausgezahlt wird.

3.2  In addition, the Officer will receive an annual bonus based on the Officer’s personal performance as well as on the financial results of the Company and the ADVA group (target € 100.000 p.a.)

This bonus will be determined by the ADVA Supervisory Board annually, in its sole discretion, at the latest in its session concerning the examination and adoption of the Company’s annual financial statements, and will be paid out to the Officer upon adoption of ADVA’s annual financial statements in the following calendar year.

3.2  Weiterhin erhält das Vorstandsmitglied einen jährlichen Bonus, der von der persönlichen Leistung des Vorstandsmitglieds sowie vom Geschäftserfolg der Gesellschaft und des Konzerns abhängig ist und hinsichtlich Anfall und Höhe im alleinigen Ermessen des ADVA Aufsichtsrates steht (Ziel: € 100.000 p.a.).

Der Aufsichtsrat beschließt über den Bonus jeweils jährlich spätestens in seiner Bilanzsitzung. Der Bonus wird jeweils nach Feststellung des Jahresabschlusses der Gesellschaft bzw. des Konzerns im darauffolgenden Kalenderjahr ausbezahlt.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

3.3  The claims resulting from sections 3.1 and 3.2 may not be assigned.

3.4  The Company will pay the Officer a car allowance of € 1.200 per month, covering all business travel by car.

3.5  The Company will pay the D&O Insurance, but not the costs of the legally necessary self-deductible.

3.6  The Company will cover medical and other benefits according to the Company’s then current “Employee Benefits Package”.

3.7  Any wage withholding tax imposed on remunerations in kind or in cash, or on other benefits in kind or in cash, made available by or for the Company shall be borne by the Officer.

4.  Secondary Activities

4.1  The Officer is obligated to place his entire working capacity at the Company’s disposal.

4.2  Acceptance of secondary activities, no matter whether against remuneration or not, requires the prior written consent of the Chairman of the Supervisory Board.

4.3  The acquisition of a participation in a competing company requires the written consent of the Chairman of the Supervisory Board.

3.3  Die Ansprüche aus Ziff. 3.1 und 3.2 sind nicht übertragbar.

3.4  Das Vorstandsmitglied erhält eine Dienstwagenpauschale in Höhe von € 1.200 monatlich, mit der sämtliche dienstlich veranlasste PKW-Reisen abgedeckt sind.

3.5  Die Gesellschaft zahlt eine D&O Versicherung, nicht jedoch die Kosten einer Versicherung für die gesetzlich vorgegebene Selbstbeteiligung.

3.6 Die Gesellschaft wird medical und other benefits gemäß dem jeweiligen “Employee Benefits Package” tragen.
3.7 Lohnsteuer, die auf Sachzuwendungen oder sonstige Geldzuwendungen der Gesellschaft oder für die Gesellschaft anfällt, ist vom Vorstandsmitglied selbst zu tragen.
4. Nebentätigkeiten
4.1 Das Vorstandsmitglied ist verpflichtet, seine gesamte Arbeitskraft der Gesellschaft zur Verfügung zu stellen.
4.2 Die Übernahme entgeltlicher oder unentgeltlicher Nebentätigkeiten bedarf der schriftlichen Zustimmung des Vorsitzenden des Aufsichtsrates.
4.3 Die Übernahme einer Beteiligung an einem konkurrierenden Unternehmen bedarf der schriftlichen Zustimmung des Vorsitzenden des Aufsichtsrates.

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

4.4  Upon termination of the Officer’s Employment Agreement, the Officer will in agreement with the Chairman of the Supervisory Board resign from all functions which are assigned to him in connection with his services for the Company.

4.4  Ämter, die dem Vorstandsmitglied im Zusammenhang mit seiner Tätigkeit für die Gesellschaft übertragen werden, hat er bei Beendigung des Dienstvertrages in Abstimmung mit dem Vorsitzenden des Aufsichtsrates niederzulegen.

4.5 The Officer will in advance coordinate publications and lectures with the Chairman of the Supervisory Board.	4.5 Über Veröffentlichungen und Vorträge wird sich das Vorstandsmitglied zuvor mit dem Vorsitzenden des Aufsichtsrates abstimmen.

4.6 The obligation to obtain the consent of the Chairman of the Supervisory Board is also applicable in other cases not listed here if such cases are of similar importance to the above-listed matters.

4.6  Die Verpflichtung, die Zustimmung des Vorsitzenden des Aufsichtsrates einzuholen, gilt auch in anderen, hier nicht genannten Fällen, wenn diese eine ähnliche Bedeutung wie die vorstehend aufgeführten Angelegenheiten haben.

5. Payment of Salary in Case of Illness, Inability to Work or Death	5. Gehaltszahlung im Krankheitsfalle, bei Dienstunfähigkeit oder Tod

5.1  In the case the Officer should be prevented from the performance of his duties due to illness or any other inability to work, then he shall for a period of six months continue to be paid his salary and will be entitled to a bonus if the Supervisory Board should resolve such bonus.

5.2  One half of daily allowances by a health insurance to which the Company made contributions will be taken into consideration.

5.3  In the event that the Officer should be entitled to damage claims against a third party he will assign to the Company any such claims against the respective third party up to the amount of the remuneration the Company continued to pay.

5.4  Should the inability to work continue for more than six months, a medical report about the question of the restoration of the ability to work will have to be

5.1  Ist das Vorstandsmitglied an der Ausübung seines Dienstes durch Krankheit oder anderweitige Dienstunfähigkeit verhindert, so erhält er sein Gehalt auf die Dauer von sechs Monaten weitergezahlt und hat für diesen Zeitraum Anspruch auf eine erfolgsabhängige Vergütung, sofern der Aufsichtsrat eine solche beschließt.

5.2 Tagegelder aus einer Krankenversicherung, zu der das Unternehmen beigetragen hat, werden zur Hälfte angerechnet.
5.3 Stehen dem Vorstandsmitglied Schadensersatzansprüche gegen einen Dritten zu, wird er diese der Gesellschaft in der Höhe abtreten, in der die Gesellschaft die Bezüge fortgezahlt hat.
5.4 Hält die Dienstunfähigkeit länger als sechs Monate an, ist zur Frage der Wiederherstellung der Dienstfähigkeit ein ärztliches Gutachten einzuholen. Ist mit baldiger Wiederherstellung zu

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

obtained. If a quick restoration can be expected, the Company will reach an agreement with the Officer regarding the payments to be made until the full restoration. If restoration cannot be expected within the foreseeable future, the employment may be terminated effective the end of a calendar quarter, subject to the agreement concerning an adequate interim solution.

rechnen, wird sich die Gesellschaft mit dem Vorstandsmitglied über die dann bis zur vollständigen Wiederherstellung zu leistenden Zahlungen verständigen. Ist in absehbarer Zeit nicht mit einer Wiederherstellung zu rechnen, kann das Dienstverhältnis unter Vereinbarung einer angemessenen Übergangsregelung zum Ende eines Quartals beendet werden.

5.5  Should the Officer pass away during the term of the employment, then his widow or his under aged children or his children either in school or in vocational training will receive his remuneration according to 3.1 for the month of the death and three subsequent months and the bonus according to 3.2, if such bonus should be resolved, on a pro-rata basis.

5.5  Verstirbt das Vorstandsmitglied während der Dauer des Dienstverhältnisses, erhält seine Witwe oder seine minderjährigen oder noch in Ausbildung befindlichen Kinder für den Sterbemonat und drei weitere Monate die Bezüge nach 3.1 und zeitanteilig die erfolgsabhängige Vergütung nach 3.2, sofern eine solche beschlossen wird.

6. Vacation	6. Urlaub

The Officer is entitled to an annual vacation of 27 working days.	Das Vorstandsmitglied hat Anspruch auf einen Jahresurlaub von 27 Arbeitstagen.

Annual vacation not taken within a calendar year may after coordination with the Chairman of the Supervisory Board be taken until 30 June of the following year; compensation for annual vacation in money is not granted except if the Officer leaves the Company.

Urlaub, der im Kalenderjahr nicht genommen wurde, kann nach Abstimmung mit dem Aufsichtsratsvorsitzenden bis zum 30. Juni des Folgejahres übertragen werden; Urlaubsabgeltung in Geld wird mit Ausnahme des Ausscheidens aus der Gesellschaft nicht gewährt.

7. Confidentiality	7. Verschwiegenheitspflicht

During the term and after the end of his employment, the Officer has to keep professional silence towards third parties concerning the matters of the Company, in particular about business secrets as far as this will have no adverse effect on the best interest of the Company. The same applies to the contents of this Agreement. Upon termination of the employment, all papers, documents etc. concerning

Das Vorstandsmitglied hat während und nach Beendigung seines Dienstverhältnisses über die Angelegenheiten der Gesellschaft, insbesondere Geschäftsgeheimnisse, Dritten gegenüber Stillschweigen zu bewahren, soweit dem nicht die Wahrnehmung der Interessen der Gesellschaft entgegensteht. Dies gilt auch für den Inhalt dieses Vertrages. Bei Beendigung des Dienstverhältnisses sind alle Unterlagen, Schriftstücke

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

the matters of the Company have to be returned without keeping copies - including excerpts. The Officer has no right of retention regarding such documents.

etc., die Angelegenheiten der Gesellschaft betreffen, zurückzugeben, ohne Kopien oder Abschriften, auch nicht auszugsweise, zu behalten. Dem Vorstandsmitglied steht an solchen Unterlagen kein Zurückbehaltungsrecht zu.

8. Inventions; Suggestions for Improvement	8. Erfindungen, Verbesserungs-vorschläge

8.1  The Officer will inform the Company immediately in writing about inventions made by him during the term of the employment (employee inventions and free inventions). The provisions of the law regarding employee inventions are applicable for the prerequisite, the form and the legal consequences of the information (in particular offering of free inventions and utilization of employee inventions).

8.2  A possible claim to remuneration for an invention will be determined according to kind, amount and payability based on the respective applicable legal provisions for employee inventions and the pertinent directives.

8.3  The legal provisions and the internal Company regulations are applicable to all kinds of suggestions for improvement.

8.4  The aforementioned clauses 8.1, 8.2 and 8.3 are expressly valid also for inventions and suggestions for improvement which the Officer makes or develops within two years after termination of the employment relationship, but which are in connection with his activity for the Company. Within the next two years he will offer the inventions or suggestions for improvement to the Company first.

8.1  Das Vorstandsmitglied unterrichtet die Gesellschaft unverzüglich schriftlich über die von ihm während des Dienstverhältnisses gemachten Erfindungen (Diensterfindungen und freie Erfindungen). Für die Voraussetzung, die Form und die Rechtsfolgen der Unterrichtung im einzelnen (insbesondere die Anbietung freier Erfindungen und die Inanspruchnahme von Diensterfindungen) sind die Vorschriften des Gesetzes über Arbeitnehmererfindungen maßgebend.

8.2  Ein etwaiger Anspruch auf Erfindungsvergütung wird nach Art, Höhe und Fälligkeit unter Zugrundelegung der jeweils geltenden gesetzlichen Bestimmungen für Arbeitnehmererfindungen und der hierzu erlassenen Richtlinien festgelegt.

8.3 Im Übrigen gelten für Verbesserungsvorschläge aller Art die gesetzlichen Bestimmungen sowie die betrieblichen Regelungen.

8.4  Die vorstehenden Absätze 8.1, 8.2 und 8.3 gelten ausdrücklich auch für Erfindungen und Verbesserungsvorschläge, die das Vorstandsmitglied innerhalb von zwei Jahren nach Beendigung des Dienstverhältnisses macht oder entwickelt, die jedoch im Zusammenhang mit seiner Tätigkeit für die Gesellschaft stehen. Für weitere zwei Jahre wird er die Erfindungen oder Verbesserungsvorschläge zuerst der Gesellschaft anbieten.

9. Final Provisions	9. Sonstiges

Officer’s Employment Agreement - Dienstvertrag für Vorstandsmitglieder

9.1 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	9.1 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

9.2 This Agreement is provided in two copies; each party will receive one copy.	9.2 Dieser Vertrag ist in zwei Exemplaren ausgefertigt; jede Partei erhält eine Ausfertigung.

9.3 The German version will be authoritative for the interpretation of this Agreement.	9.3 Für die Auslegung dieses Vertrages ist allein die deutsche Fassung maßgeblich.

9.4. Parties agree to terminate the employment agreement effective December 31, 2014.	9.4 Die Parteien vereinbaren, den zwischen ihnen geschlossenen Arbeitsvertrag mit Wirkung zum 31. Dezember 2014 zu beenden.

München/Martinsried, 28.1.2015

/s/ Johanna Hey Johanna Hey Vice-Chairperson of the Supervisory Board	/s/ Ulrich Dopfer Ulrich Dopfer

AMENDMENT TO OFFICER’S	DIENSTVERTRAGSÄNDERUNG
EMPLOYMENT AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -

represented by the Supervisory	vertreten durch den Aufsichtsrat
Board

and	und

Herrn

Ulrich Dopfer

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2015.	Herr Ulrich Dopfer ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2015.

In its meeting on 20 October 2015, the Supervisory Board resolved to extend Mr Dopfer’s appointment as Chief Officer of the Company until December 31, 2016.	In seiner Sitzung vom 20. Oktober 2015 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31. Dezember 2016 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2016.	(i) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2016 verlängert.

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(2) The Employment Agreement will end with the expiry of December 31, 2016, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2016.

3. Remuneration	3. Vergütung

In accordance with the above-mentioned resolution of the supervisory board, the Officer’s fixed yearly salary will be increased to EUR 253,380 gross, effective as of January 1, 2016.	Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird das feste Grundgehalt des Vorstandsmitglieds mit Wirkung ab 01. Januar 2016 auf EUR 253.380 brutto pro Jahr erhöht.

4. Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich

München, 12/21,2015

/s/ Nikos Theodosopoulos Nikos Theodosopoulos Chairman of the Supervisory Board	/s/ Ulrich Dopfer Ulrich Dopfer

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im folgenden die “Gesellschaft” -
represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn

Ulrich Dopfer

- hereinafter: the “Officer” -	- im folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2016.	Herr Ulrich Dopfer ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2016.

In its meeting on 23 February 2016, the Supervisory Board resolved to extend Mr Dopfer’s appointment as Chief Officer of the Company until December 31, 2017.	In seiner Sitzung vom 23. Februar 2016 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31. Dezember 2017 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2017.	(l) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2017 verlängert.

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(2) The Employment Agreement will end with the expiry of December 31, 2017, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31, Dezember 2017.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(l) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, 10. Mai, 2016

/s/ Nikos Theodosopoulos	/s/ Ulrich Dopfer
Nikos Theodosopoulos Chairman of the Supervisory Board	Ulrich Dopfer

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AMENDMENT TO OFFICER’S EMPLOYMENT	DIENSTVERTRAGSÄNDERUNG
AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn Ulrich Dopfer

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2017.	Herr Ulrich Dopfer ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31, Dezember 2017.

In its meeting on 21 February 2017, the Supervisory Board resolved to extend Mr Dopfer’s appointment as Chief Officer of the Company until December 31, 2018.	In seiner Sitzung vom 21, Februar 2017 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31, Dezember 2018 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2018.	(l) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31,

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(2) The Employment Agreement will end with the expiry of December 31, 2018, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31, Dezember 2018.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(l) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, , 2017

/s/ Nikos Theodosopoulos	/s/ Ulrich Dopfer
Nikos Theodosopoulos Chairman of the Supervisory Board	Ulrich Dopfer

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn Ulrich Dopfer

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2018.	Herr Ulrich Dopfer ist seit 1, Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31, Dezember 2018.

In its meeting on 20 February 2018, the Supervisory Board resolved to extend Mr Dopfer’s appointment as Chief Officer of the Company until December 31, 2019.	In seiner Sitzung vom 20, Februar 2018 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31, Dezember 2019 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2019.	(l) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31, Dezember 2019 verlängert.

(2) The Employment Agreement will end with the expiry of December 31, 2019, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31, Dezember 2019.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, 21.11., 2018

/s/ Nikos Theodosopoulos	/s/ Ulrich Dopfer
Nikos Theodosopoulos	Ulrich Dopfer
Chairman of the Supervisory Board

AMENDMENT TO OFFICER’S EMPLOYMENT	DIENSTVERTRAGSÄNDERUNG
AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn Ulrich Dopfer

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2019.	Herr Ulrich Dopfer ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2019.

In its meeting on February 19, 2019, the Supervisory Board resolved to extend Mr. Dopfer’s appointment as Chief Officer of the Company until December 31, 2020.	In seiner Sitzung vom 19. Februar 2019 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31. Dezember 2020 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2020.	(l) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2020 verlängert.

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(2) The Employment Agreement will end with the expiry of December 31, 2020, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2020.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, 18.12.2019

/s/ Nikos Theodosopoulos	/s/ Ulrich Dopfer
Nikos Theodosopoulos	Ulrich Dopfer
Chairman of the Supervisory Board

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AMENDMENT TO OFFICER’S EMPLOYMENT	DIENSTVERTRAGSÄNDERUNG
AGREEMENT	VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn Ulrich Dopfer

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2020.	Herr Ulrich Dopfer ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2020.

In its meeting on 18 February 2020, the Supervisory Board resolved to extend Mr Dopfer’s appointment as Chief Officer of the Company until December 31, 2021.	In seiner Sitzung vom 18. Februar 2020 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31. Dezember 2021 zu verlängern.

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2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2021.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2021 verlängert.

(2) The Employment Agreement will end with the expiry of December 31, 2021, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2021.

3. Miscellaneous	3. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, 24, 2020

/s/ Nikos Theodosopoulos	/s/ Ulrich Dopfer
Nikos Theodosopoulos Chairman of the Supervisory Board	Ulrich Dopfer

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn Ulrich Dopfer

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2021.	Herr Ulrich Dopfer ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2021.

In its meeting on February 23rd, 2021, the Supervisory Board resolved to extend Mr. Dopfer’s appointment as Chief Officer of the Company until December 31, 2022.	In seiner Sitzung vom 23. Februar 2021 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31. Dezember 2022 zu verlängern.

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2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above- mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2022.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2022 verlängert.

(2) The Employment Agreement will end with the expiry of December 31, 2022, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2022.

3. Remuneration System	3. Vergütungssystem

The rules of the remuneration system resolved by the Supervisory Board apply to the remuneration of the Executive Board member with effect from January 1, 2021.	Auf die Vergütung des Vorstandsmitglieds finden mit Wirkung zum 1. Januar 2021 die Regelungen des vom Aufsichtsrat beschlossenen Vergütungssystems Anwendung.

(3) Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

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München, April 23, 2021

/s/ Nikos Theodosopoulos	/s/ Ulrich Dopfer
Nikos Theodosopoulos Chairman of the Supervisory Board	Ulrich Dopfer

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AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” - - im Folgenden die “Gesellschaft” -

represented by the Supervisory Board vertreten durch den Aufsichtsrat and und

Mr./Herrn
Ulrich Dopfer

- hereinafter: the “Officer” - - im Folgenden: das “Vorstandsmitglied” -

1. Preamble	1. Präambel

Mr. Ulrich Dopfer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2022.	Herr Ulrich Dopfer ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2022.

In its meeting on February 22nd, 2022, the Supervisory Board resolved to extend Mr. Dopfer’s appointment as Chief Officer of the Company until December 31, 2023.	In seiner Sitzung vom 22. Februar 2022 hat der Aufsichtsrat beschlossen, die Bestellung von Herrn Dopfer zum Mitglied des Vorstands bis 31. Dezember 2023 zu verlängern.

2. Extension of term	2. Verlängerung der Laufzeit

(1) In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2023.	(1) Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis 31. Dezember 2023 verlängert.

(2) ☐The Employment Agreement will end with the expiry of December 31, 2023, without any formal notice being necessary.	(2) Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2023.

3. Remuneration System	3. Vergütungssystem

The rules of the remuneration system resolved by the Supervisory Board apply to the remuneration of the Executive Board member with effect from January 1, 2021.	Auf die Vergütung des Vorstandsmitglieds finden mit Wirkung zum 1. Januar 2021 die Regelungen des vom Aufsichtsrat beschlossenen Vergütungssystems Anwendung.

(3) Miscellaneous	4. Sonstiges

(1) All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	(1) Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

(2) Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	(2) Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

(3) The German version will be authoritative for the interpretation of this Amendment.	(3) Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, March 22, 2022

/s/ Nikos Theodosopoulos	/s/ Ulrich Dopfer
Nikos Theodosopoulos	Ulrich Dopfer
Chairman of the Supervisory Board

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Amendment to Officer’s Employment Agreement – Dienstvertragsänderung für Vorstandsmitglied

AMENDMENT TO OFFICER’S EMPLOYMENT AGREEMENT	DIENSTVERTRAGSÄNDERUNG VORSTANDSMITGLIED

ADVA Optical Networking SE, Martinsried/Meiningen

- hereinafter the “Company” -	- im Folgenden die “Gesellschaft” -

represented by the Supervisory Board	vertreten durch den Aufsichtsrat

and	und

Mr./Herrn Ulrich Dopfer 1710 Bucks Club Drive, Alpharetta, Georgia, 30005 USA

- hereinafter: the “Officer” -	- im Folgenden: das “Vorstandsmitglied” –

1. Preamble	1. Präambel

The Officer has been a Chief Officer of the Company since January 1, 2015. The existing Officer’s Employment Agreement is limited in time and will end on December 31, 2023.	Das Vorstandsmitglied ist seit 1. Januar 2015 Mitglied des Vorstands der Gesellschaft. Der bestehende Dienstvertrag mit dem Vorstandsmitglied ist befristet und endet mit Ablauf des 31. Dezember 2023.

In its meeting on March 15, 2023, the Supervisory Board resolved to extend the appointment as Chief Officer of the Company until December 31, 2024 and to amend his remuneration.	In seiner Sitzung vom 15. März 2023 hat der Aufsichtsrat beschlossen, die Bestellung als Mitglied des Vorstands bis zum 31. Dezember 2024 zu verlängern und seine Vergütung anzupassen.

2. Extension of Term	2. Verlängerung der Laufzeit

2.1 In accordance with the above-mentioned resolution of the Supervisory Board, the Officer’s Employment Agreement shall be extended until December 31, 2024.	2.1 Dem oben erwähnten Beschluss des Aufsichtsrats entsprechend wird der Dienstvertrag mit dem Vorstandsmitglied hiermit bis zum 31. Dezember 2024 verlängert.

2.2 The Employment Agreement will end with the expiry of December 31, 2024, without any formal notice being necessary.	2.2 Der Dienstvertrag endet, ohne dass es einer Erklärung einer der Vertragsparteien bedarf, mit Ablauf des 31. Dezember 2024.

1

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Amendment to Officer’s Employment Agreement – Dienstvertragsänderung für Vorstandsmitglied

3. Remuneration System	3. Vergütungssystem

Sections 3.1 and 3.2 of the Employment Agreement are amended and restated as follows:	Die Ziffern 3.1 und 3.2 des Dienstvertrags werden wie folgt geändert und neu formuliert:

3.1  With regard to the domination and profit and loss transfer agreement now being in place between the Company as the controlled entity and ADTRAN Holdings, Inc. as the controlling entity and it being envisaged that the Officer shall assume responsibilities also with ADTRAN Holdings, Inc., the Company’s remuneration system for the members of the management board is currently being adjusted. The new remuneration system will be presented to the Company’s general meeting on May 24, 2023. Subject to the approval of the remuneration system by the Company’s general meeting, the Officer shall get a remuneration as follows:

3.1  In Bezug auf den Beherrschungs- und Gewinnabführungsvertrag, der jetzt zwischen der Gesellschaft als beherrschtem Unternehmen und ADTRAN Holdings, Inc. als beherrschendem Unternehmen besteht und in dem vorgesehen ist, dass das Vorstandsmitglied auch Verantwortung bei der ADTRAN Holdings, Inc. übernimmt, wird derzeit das Vergütungssystem der Gesellschaft für die Mitglieder des Vorstands angepasst. Das neue Vergütungssystem wird der Hauptversammlung der Gesellschaft am 24. Mai 2023 vorgestellt. Vorbehaltlich der Billigung des Vergütungssystems durch die Hauptversammlung der Gesellschaft erhält das Vorstandsmitglied eine Vergütung wie folgt:

a)  As remuneration for his activities, the Officer shall receive a fixed yearly base salary (“Base Salary”), commencing January 1, 2023, in the amount of USD 300.000,00. The Base Salary shall be payable in general in twenty-four (24) equal instalments one in the middle and one at the end of each month.

a)  Als Vergütung für seine Tätigkeit erhält das Vorstandsmitglied ab dem 1. Januar 2023 ein festes jährliches Grundgehalt (“Grundgehalt”) in Höhe von USD 300.000,00. Das Grundgehalt ist grundsätzlich in vierundzwanzig (24) gleichen Raten zu zahlen, eine in der Mitte und eine am Ende jedes Monats.

b) The Company will pay the Officer a car allowance of USD 16.999,00 per year.	b) Das Vorstandsmitglied erhält eine Dienstwagenpauschale in Höhe von USD 16.999,00 jährlich.

c)  Commencing January 1, 2023, the Officer may receive yearly annual and/or long-term fixed or variable bonuses, as well as certain equity awards as set out in the attached Exhibit 1 or as set out by separate resolutions of the Supervisory Board.

c)  Ab dem 1. Januar 2023 kann das Vorstandsmitglied jährliche und/oder langfristige feste oder variable Boni sowie bestimmte Aktienprämien erhalten, wie in der beigefügten Anlage 1 oder wie in separaten Beschlüssen des Aufsichtsrats dargelegt.

2

- Classified as Strictly Confidential -

Amendment to Officer’s Employment Agreement – Dienstvertragsänderung für Vorstandsmitglied

3.2  Should the Company’s general meeting not approve the new remuneration system, the Officer is entitled to the Base Salary set out in Section 3.1 a) and any other remuneration currently agreed in accordance with the Company’s remuneration system approved by the Company’s general meeting on May 19, 2021.

3.2  Sollte die Hauptversammlung der Gesellschaft das neue Vergütungssystem nicht genehmigen, hat das Vorstandsmitglied Anspruch auf das unter Ziffer 3.1 a) festgelegte Grundgehalt und jede andere derzeit vereinbarte Vergütung gemäß dem von der Hauptversammlung der Gesellschaft am 19. Mai 2021 genehmigten Vergütungssystem der Gesellschaft.

4 Miscellaneous	4. Sonstiges

4.1 All other provisions of the existing Employment Agreement, including all subsequent amendments, shall apply without change.	4.1 Im Übrigen findet der bestehende Dienstvertrag einschließlich aller nachfolgenden Änderungen und Ergänzungen unverändert Anwendung.

4.2 Modifications of this Agreement require written form. This shall also apply to the amendment of this clause requiring written form.	4.2 Änderungen dieses Vertrages bedürfen der Schriftform. Dies gilt auch für die Abänderungen dieser Schriftformklausel.

4.3 The German version will be authoritative for the interpretation of this Amendment.	4.3 Für die Auslegung dieses Vertrages ist die deutsche Fassung maßgeblich.

München, 16. März 2023

/s/ Prof. Dr. Johanna Hey	/s/ Ulrich Dopfer
Prof. Dr. Johanna Hey	Ulrich Dopfer
Chairwoman of the Supervisory Board

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Amendment to Officer’s Employment Agreement – Dienstvertragsänderung für Vorstandsmitglied

Exhibit 1 / Anlage 1

4

- Classified as Strictly Confidential -